FLIA-P2 04/26

FRANKLIN TEMPLETON ETF TRUST

SUPPLEMENT DATED APRIL 17, 2026

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED AUGUST 1, 2025, OF

FRANKLIN INTERNATIONAL AGGREGATE BOND ETF (THE “FUND”)

All changes described below are effective September 30, 2026.

1. The following replaces the references to John Beck and Patrick Klein in the section titled “Fund Summary – Portfolio Managers” in the Fund’s Summary Prospectus and Prospectus:

Anujeet Sareen, CFA
Portfolio Manager of Advisers and portfolio manager of the Fund since September 2026.

Matthew J. Walkup, CFA
Portfolio Manager of Advisers and portfolio manager of the Fund since September 2026.

2. The following replaces the references to John Beck and Patrick Klein in the section titled “Fund Details – Management” in the Fund’s Prospectus:

Anujeet Sareen, CFA Portfolio Manager of Advisers

Mr. Sareen has been a portfolio manager of the Fund since September 2026. He joined Brandywine Global Investment Management, LLC, an indirect, wholly-owned subsidiary of Franklin Resources, Inc., in 2016.

Matthew J. Walkup, CFA Portfolio Manager of Advisers

Mr. Walkup has been a portfolio manager of the Fund since September 2026. He joined Franklin Templeton in 2024. Prior to joining Franklin Templeton, Mr. Walkup was a portfolio manager for Putnam Investment Management, LLC (“Putnam Management”). He joined Putnam Management in 2014.

3. The following replaces the eighth paragraph in the section titled “Fund Details – Management” in the Fund’s Prospectus:

The portfolio managers of the Fund are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. They have equal authority over all aspects of the Fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

4. The following replaces references to John Beck and Patrick Klein in the table in the section titled “Management and Other Services – Portfolio managers” in the Fund’s SAI:

Name	Type of Account	Number of Accounts Managed	Total Assets Managed (x $1 million)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (x $1 million)
Anujeet Sareen*	Registered Investment Companies	12	3,876.4	None	None
	Other Pooled Investment Vehicles	41	10,382.6	2	266.2
	Other Accounts	43	23,191.8	8	8,697.1
Matthew J. Walkup**	Registered Investment Companies	6	2,742.6	None	None
	Other Pooled Investment Vehicles	1	194.6	None	None
	Other Accounts	None	None	None	None

*Information is provided as of March 31, 2026.

**Information is provided as of February 28, 2026.

5. The following replaces references to John Beck and Patrick Klein in the table in the section titled “Management and Other Services – Portfolio managers – Ownership of Fund shares” in the Fund’s SAI:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Anujeet Sareen* Matthew J. Walkup*	None None

*Information is provided as of March 31, 2026.

Please retain this supplement for future reference.